TAXATION	12 Months Ended
Dec. 31, 2021
Income Taxes [Abstract]
Taxation	TAXATION
Taxation charge

	$ million
	2021	2020	2019
Current tax:
Charge in respect of current period	7,254	3,272	7,597
Adjustments in respect of prior periods	(719)	(56)	(1)
Total	6,535	3,216	7,596
Deferred tax:
Relating to the origination and reversal of temporary differences, tax losses and credits	2,971	(9,063)	1,377
Relating to changes in tax rates and legislation	10	(16)	(67)
Adjustments in respect of prior periods	(317)	430	147
Total	2,664	(8,649)	1,457
Total taxation charge/(credit)	9,199	(5,433)	9,053
Adjustments in respect of prior periods relate to events in the current period and reflect the effects of changes in rules, facts or other factors compared with those used in establishing the current tax position or deferred tax balance in prior periods. In 2021, this included a one-off release of a tax provision in Nigeria of $628 million.
Reconciliation of applicable tax charge at statutory tax rates to taxation charge

			$ million
	2021	2020	2019
Income/(loss) before taxation	29,829	(26,967)	25,485
Less: share of profit of joint ventures and associates	(4,097)	(1,783)	(3,604)
Income/(loss) before taxation and share of profit of joint ventures and associates	25,732	(28,750)	21,881
Applicable tax charge/(credit) at standard statutory tax rates	10,097	(8,330)	7,214
Adjustments in respect of prior periods	(1,036)	374	146
Tax effects of:
Expenses not deductible for tax purposes	893	1,239	1,493
Incentives for investment and development	(467)	(557)	(757)
Disposals	(328)	(34)	(235)
(Recognition)/derecognition of deferred tax assets	(113)	1,458	846
Income not subject to tax at standard statutory rates	90	6	159
Exchange rate differences	53	339	(34)
Changes in tax rates and legislation	10	(16)	(67)
Other reconciling items	—	88	288
Taxation charge/(credit)	9,199	(5,433)	9,053
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS continued
17 – TAXATION continued
The weighted average of statutory tax rates was 39% in 2021 (2020: 29%; 2019: 33%). Compared with 2020, the increase in the rate reflects a higher proportion of earnings in the Upstream and Integrated Gas segments subject to relatively higher tax rates. In addition, the weighted average of statutory tax rates in 2020 was significantly impacted by asset impairments.
2021 – Deferred tax

						$ million
Deferred tax asset	Decommissioning and other provisions	Property, plant and equipment	Tax losses and credits carried forward	Retirement benefits	Other	Total
At January 1, 2021	6,567	5,232	12,496	3,774	5,084	33,153
(Charge)/credit to income	63	(163)	(1,669)	(537)	(395)	(2,701)
Currency translation differences	(64)	(75)	(252)	(72)	(46)	(509)
Other comprehensive income	(3)	—	64	(435)	(74)	(448)
Other	(1)	(1)	(121)	14	(24)	(133)
At December 31, 2021	6,562	4,993	10,518	2,744	4,545	29,362
Deferred tax liability
At January 1, 2021		(23,801)		(673)	(2,831)	(27,305)
Credit/(charge) to income		566		319	(848)	37
Currency translation differences		71		114	48	233
Other comprehensive income		(18)		(2,481)	4	(2,495)
Other		38		(15)	24	47
At December 31, 2021		(23,144)		(2,736)	(3,603)	(29,483)
Net deferred tax liability at December 31, 2021						(121)
Deferred tax asset/liability as presented in the balance sheet at December 31, 2021
Deferred tax asset						12,426
Deferred tax liability						(12,547)
2020 – Deferred tax

						$ million
Deferred tax asset	Decommissioning and other provisions	Property, plant and equipment	Tax losses and credits carried forward	Retirement benefits	Other	Total
At January 1, 2020	5,380	3,014	11,629	3,660	4,361	28,044
Credit/(charge) to income	1,057	1,975	685	(250)	605	4,072
Currency translation differences	140	163	286	122	58	769
Other comprehensive income	—	—	9	242	(12)	239
Other	(10)	80	(113)	—	72	29
At December 31, 2020	6,567	5,232	12,496	3,774	5,084	33,153
Deferred tax liability
At January 1, 2020		(28,040)		(1,093)	(2,909)	(32,042)
Credit to income		4,355		4	218	4,577
Currency translation differences		(143)		(2)	(39)	(184)
Other comprehensive income		(1)		511	—	510
Other		28		(93)	(101)	(166)
At December 31, 2020		(23,801)		(673)	(2,831)	(27,305)
Net deferred tax asset at December 31, 2020						5,848
Deferred tax asset/liability as presented in the balance sheet at December 31, 2020
Deferred tax asset						16,311
Deferred tax liability						(10,463)
The presentation in the balance sheet takes into consideration the offsetting of deferred tax assets and deferred tax liabilities within the same tax jurisdiction, where this is permitted. The overall deferred tax position in a particular tax jurisdiction determines if a deferred tax balance related to that jurisdiction is presented within deferred tax assets or deferred tax liabilities.
Other movements in deferred tax assets and liabilities principally relate to acquisitions, sales of non-current assets and businesses, and amounts recognised in other comprehensive income.
The deferred tax category "Other" primarily includes deferred tax positions in respect of leases, financial assets and liabilities, inventories, intangible assets and investments in subsidiaries, joint ventures and associates.
The deferred tax category "Plant, property and equipment" includes deferred tax positions in respect of tangible fixed assets and investments in partnerships in the USA which are considered pass-through entities by its parent for tax purposes.
Deferred tax assets of $12,426 million (2020: $16,311 million) are recognised only to the extent it is considered probable that those assets will be recoverable. This involves an assessment of when those assets are likely to be recovered, and a judgement as to whether or not there will be sufficient taxable profits available to offset the assets. It is considered probable based on business forecasts that such taxable profits will be available. For Oil Products, additional judgement is required; in some European jurisdictions the assessment of forecasted taxable profits resulting in deferred tax asset recognition of $854 million (2020: $778 million) extends for an additional 10-years beyond Shell’s regular 10 years planning horizon. In those situations, additional risking has been applied to the forecast of taxable profits. For Integrated Gas and Upstream, deferred tax assets recognised are expected to be recovered within the period of production of each asset. For deferred tax assets of $711 million as at December 31, 2021, mainly related to Brazil, Malaysia and Australia, this period extends beyond 10 years.
The amount of deferred tax assets which are dependent on future taxable profits not arising from the reversal of existing deferred tax liabilities, and which relate to tax jurisdictions where Shell has suffered a loss in the current or preceding year, was $10,195 million at December 31, 2021 (2020: $12,759 million). The decrease compared with 2020 is primarily attributable to the utilisation of deferred tax assets in 2021 and a higher number of entities which have generated profit in both the current and preceding year.
Unrecognised taxable temporary differences associated with undistributed retained earnings of investments in subsidiaries, joint ventures and associates amounted to $5,680 million at December 31, 2021 (2020: $6,705 million). These retained earnings are subject to withholding tax upon distribution.
Unrecognised deductible temporary differences, unused tax losses and credits carried forward amounted to $37,410 million at December 31, 2021 (2020: $42,836 million), including amounts of $31,349 million (2020: $31,873 million) that are subject to time limits for utilisation of five years or later, or are not time limited.
Furthermore, there are unrecognised losses for Petroleum Resource Rent Tax (PRRT) in Australia which due to the annual augmentation increased to $42,511 million as at the end of the most recent PRRT fiscal year, June 30, 2021 (June 30, 2020: $39,402 million).
The alignment of the Company’s tax residence with its country of incorporation in the UK resulted in recognition in 2021 of a taxable deemed disposal gain fully offset by taxable losses in the Netherlands. (See Note 1)